Exhibit 10.1

Execution Copy

SECOND AMENDMENT TO CREDIT AGREEMENT

EXECUTED by the parties hereto as of the 10th day of October, 2012.

AMONG:	VITRAN CORPORATION INC. and VITRAN EXPRESS CANADA INC., as Canadian Borrowers

(the “Canadian Borrowers”)

AND:	VITRAN CORPORATION, VITRAN EXPRESS, INC., LAS VEGAS/L.A. EXPRESS, INC., VITRAN LOGISTICS CORP., VITRAN LOGISTICS, INC., SHORTHAUL TRANSPORT CORPORATION and MIDWEST SUPPLY CHAIN, INC., as U.S. Borrowers

(collectively, the “U.S. Borrowers”, and together with the Canadian Borrowers, the “Borrowers”)

AND:	THE CANADIAN BORROWERS, THE U.S. BORROWERS, CAN-AM LOGISTICS INC., VITRAN LOGISTICS LIMITED, EXPEDITEUR T.W. LTEE, 1098304 ONTARIO INC., DONEY HOLDINGS INC., ROUT-WAY EXPRESS LINES LTD./LES SERVICE ROUTIERS EXPRESS ROUT LTEE, 1277050 ALBERTA INC., SOUTHERN EXPRESS LINES OF ONTARIO LIMITED, VITRAN ENVIRONMENTAL SYSTEMS INC., 0772703 B.C. LTD. and 1833660 ONTARIO INC., as Guarantors

(collectively, the “Guarantors”)

AND:	JPMORGAN CHASE BANK, N.A., as Administrative Agent

(the “Agent”)

AND:	EACH OF THE FINANCIAL INSTITUTIONS PARTY HERETO, CONSTITUTING REQUIRED LENDERS (as such term is defined in the Credit Agreement (as defined below)), as Required Lenders

(collectively the “Required Lenders”)

WHEREAS the Borrowers, the Guarantors, the Agent and the other Persons signatory thereto have entered into a Credit Agreement dated as of November 30, 2011, as amended by that certain First Amendment to Credit Agreement made as of December 29, 2011 (including all annexes, exhibits and schedules thereto, as the same has been or may be further amended, modified, restated, supplemented or replaced from time to time, collectively the “Credit Agreement”);

AND WHEREAS the parties hereto have agreed to amend certain provisions of the Credit Agreement, but, only to the extent and subject to the limitations set forth in this Second Amendment to Credit Agreement (hereinafter this “Amendment Agreement”) and without prejudice to the Agent’s and the Secured Parties’ other rights;

NOW THEREFORE for good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereby agree as follows:

ARTICLE I – INTERPRETATION

1.1	All capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement (including, as the case may be, as amended by the terms of this Amendment Agreement).

ARTICLE II – AMENDMENTS

2.1	As of the Amendment Effective Date, the defined term “Dominion Trigger Period” appearing in Section 1.1 of the Credit Agreement is hereby deleted in its entirety and substituted by the following:

““Dominion Trigger Period” means the period:

(a) commencing on the day that either (i) an Event of Default occurs or (ii) Aggregate Availability for three (3) consecutive Business Days is less than (x) for the period beginning the Amendment Effective Date and ending January 7, 2013, $5,000,000 or (y) for the period beginning January 8, 2013 and ending the Maturity Date, $10,000,000, and (b) continuing until a day on which, during the preceding ninety (90) consecutive days, no Event of Default existed and at all times during such period Aggregate Availability was greater than (x) in respect of a Dominion Trigger Period beginning at any time from the Amendment Effective Date to January 7, 2013, $5,000,000 or (y) in respect of a Dominion Trigger Period beginning at any time from January 8, 2013 to the Maturity Date, $10,000,000.”

2.2	As of the Amendment Effective Date, the defined term “Fixed Charge Coverage Trigger Period” appearing in Section 1.1 of the Credit Agreement is hereby deleted in its entirety and substituted by the following:

““Fixed Charge Coverage Trigger Period” means the period:

(a) commencing on the day that either (i) an Event of Default occurs or (ii) Aggregate Availability for three (3) consecutive Business Days is less than (x) for the period beginning the Amendment Effective Date and ending January 7, 2013, $5,000,000 or (y) for the period beginning January 8, 2013 and ending the Maturity Date, $10,000,000, and (b) continuing until a day on which, during the preceding ninety (90) consecutive days, no Event of Default existed and at all times during such period Aggregate Availability was greater than (x) in respect of a Fixed Charge Coverage Trigger Period beginning at any time from the Amendment Effective Date to January 7, 2013, $5,000,000 or (y) in respect of a Fixed Charge Coverage Trigger Period beginning at any time from January 8, 2013 to the Maturity Date, $10,000,000.”

2.3	As of the Amendment Effective Date, the Credit Agreement is hereby amended by inserting the following subsection 5.1(f) immediately after subsection 5.1(e) thereof, and by sequentially adjusting the numbering in the remaining paragraphs of Section 5.1:

“(f) semi-monthly until January 8, 2013, a copy of the plan and forecast for cash flow and Aggregate Availability, Canadian Availability and U.S. Availability ;”

ARTICLE III – CONDITIONS TO EFFECTIVENESS

3.1	This Amendment Agreement shall become effective upon satisfaction of the following conditions precedent (the date of satisfaction of all such conditions being referred to herein as the “Amendment Effective Date”):

(a)	the Borrowers, each other Loan Party and the Required Lenders delivering to the Agent five (5) originally executed copies of this Amendment Agreement;

(b)	subject to paragraph (c) below, receipt by the Agent from the Borrower Representative of the following amendment fees, representing five basis points (0.05%) of the Aggregate Revolving Commitments divided on a pro rata basis among the Lenders, which fees are paid in consideration for the amendments provided herein and shall be fully earned, due and payable on the date hereof:

(i)	to JPMorgan Chase Bank, N.A. an amendment fee of US$17,500;

(ii)	to Royal Bank of Canada an amendment fee of US$15,000;

(iii)	to Fifth Third Bank an amendment fee of US$6,250; and

(iv)	to Export Development Canada an amendment fee of US$3,750; and

(c)	notwithstanding paragraph (b) above, if Fifth Third Bank has not executed and delivered this Amendment Agreement as of the date hereof, it shall be permitted to do so only until 5:00 p.m. (EST) on Friday, October 12, 2012, and if this Amendment Agreement is executed and delivered by Fifth Third Bank by such time then (i) Fifth Third Bank will be deemed to have entered into this Amendment Agreement as of the Amendment Effective Date, and (ii) the amendment fee set out in paragraph (b)(iii) above will become due and payable to Fifth Third Bank by the Borrowers. For greater certainty, if Fifth Third Bank does not execute and deliver this Amendment Agreement by 5:00 p.m. (EST) on Friday, October 12, 2012, then it shall not be entitled to any part of the amendment fee set out in paragraph (b)(iii) above.

ARTICLE IV – REPRESENTATIONS AND WARRANTIES

4.1	Each Borrower and each other Loan Party warrants and represents to the Agent and the Secured Parties that the following statements are true, correct and complete:

(a)	Authorization, Validity, and Enforceability of this Amendment Agreement. Each Loan Party has the corporate power and authority to execute and deliver this Amendment Agreement and to perform the Credit Agreement. Each Loan Party has taken all necessary corporate action (including, without limitation, obtaining approval of its shareholders if necessary) to authorize its execution and delivery of this Amendment Agreement and the performance of the Credit Agreement. This Amendment Agreement has been duly executed and delivered by each Loan Party and this Amendment Agreement and the Credit Agreement constitute the legal, valid and binding obligations of each Loan Party, enforceable against each of them in accordance with their respective terms without defence, compensation, setoff or counterclaim. Each Loan Party’s execution and delivery of this Amendment Agreement and the performance by each Loan Party of the Credit Agreement do not and will not conflict with, or constitute a violation or breach of, or constitute a default under, or result in the creation or imposition of any Lien upon the property of any Loan Party by reason of the terms of (a) any contract, mortgage, hypothec, Lien, lease, agreement, indenture, or instrument to which any Loan Party is a party or which is binding on any of them, (b) any requirement of law applicable to any Loan Party, or (c) the certificate or articles of incorporation or amalgamation or association or bylaws or memorandum of association or articles of association of any Loan Party.

(b)	Governmental Authorization. No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any governmental authority or other person is necessary or required in connection with the execution, delivery or performance by, or enforcement against any Loan Party of this Amendment Agreement or the Credit Agreement except for such as have been obtained or made and filings required in order to perfect and render enforceable the Agent’s Liens.

(c)	Incorporation of Representations and Warranties From Credit Agreement. The representations and warranties contained in the Credit Agreement and the other Loan Documents are and will be true, correct and complete in all material respects on and as of the Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

(d)	Absence of Default. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment Agreement that would constitute a Default or an Event of Default.

(e)	Security. All security delivered to or for the benefit of the Agent on behalf of the Secured Parties pursuant to the Credit Agreement and the other Loan Documents remain in full force and effect and secure all obligations of the Borrowers and the other Loan Parties purported to being secured thereby, including, under the Credit Agreement and the other Loan Documents.

ARTICLE V – MISCELLANEOUS

5.1	Each Borrower (i) reaffirms its Obligations under the Credit Agreement and the other Loan Documents to which it is a party, and (ii) agrees that the Credit Agreement and the other Loan Documents to which it is a party remain in full force and effect, except as amended hereby, and are hereby ratified and confirmed. The other Loan Parties (i) consent to and approve the execution and delivery of this Amendment Agreement by the parties hereto, (ii) agree that this Amendment Agreement does not and shall not limit or diminish in any manner the obligations of the Loan Parties under their guarantees (collectively, the “Guarantees”) and that such obligations would not be limited or diminished in any manner even if such Loan Parties had not executed this Amendment Agreement, (iii) agree that this Amendment Agreement shall not be construed as requiring the consent of such Loan Parties in any other circumstance, (iv) reaffirm each of their obligations under the Guarantees and the other Loan Documents to which they are a party, and (v) agree that the Guarantees and the other Loan Documents to which they are a party remain in full force and effect and are hereby ratified and confirmed.

5.2	Nothing contained in this Amendment Agreement or any other communication between the Agent and/or the Secured Parties and the Borrowers (or any other Loan Party) shall be a waiver of any other present or future violation, Default or Event of Default under the Credit Agreement or any other Loan Document (collectively, “Violations”). Similarly, nothing contained in this Amendment Agreement shall directly or indirectly in any way whatsoever either: (i) impair, prejudice or otherwise adversely affect the Agent’s or the Secured Parties’ right at any time to exercise any right, privilege or remedy in connection with the Credit Agreement or any other Loan Document with respect to any Violations (including, without limiting the generality of the foregoing, in respect of the non-conformity to any representation, warranty or covenant contained in any Loan Document), (ii) except as specifically provided in Article II hereof, amend or alter any provision of the Credit Agreement or any other Loan Document or any other contract or instrument, or (iii) constitute any course of dealing or other basis for altering any obligation of the Borrowers or any other Loan Party under the Loan Documents or any right, privilege or remedy of the Agent or the Secured Parties under the Credit Agreement or any other Loan Document or any other contract or instrument with respect to Violations. Nothing in this Amendment Agreement shall be construed to be a consent by the Agent or the other Secured Parties to any Violations.

5.3	Save as expressly set forth in this Amendment Agreement, all other terms and conditions of the Credit Agreement remain in full force and effect. All other Loan Documents remain in full force and effect.

5.4	This Amendment Agreement shall be interpreted and the rights and liabilities of the parties hereto shall be determined in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein.

This Amendment Agreement may be executed in original, facsimile and/or other electronic means counterparts and all such counterparts taken together shall be deemed to constitute one and the same instrument.

[the following pages are the signature pages]

The parties have executed this Amendment Agreement as of the date first above written.

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:	/S/ RANDY ABRAMS
Name:	Randy Abrams
Title:	Authorized Officer

JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as Canadian Administrative Agent

By:	/S/ AUGGIE MARCHETTI
Name:	Auggie Marchetti
Title:	Senior Vice President & Region Manager

- Signature Pages to Second Amendment to Credit Agreement -

JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as a Canadian Lender

By:	/S/ AUGGIE MARCHETTI
Name:	Auggie Marchetti
Title:	Senior Vice President & Region Manager

By:
Name:
Title:

ROYAL BANK OF CANADA, as a Canadian Lender

By:	/S/ ROBERT S. KIZELL
Name:	Robert S. Kizell
Title:	Attorney-in-fact

By:	/S/ MICHAEL PETERSEN
Name:	Michael Petersen
Title:	Attorney-in-fact

FIFTH THIRD BANK, as a Canadian Lender

By:
Name:
Title:

By:
Name:
Title:

EXPORT DEVELOPMENT CANADA, as a Canadian Lender

By:	/S/ CHRISTOPHER WILSON
Name:	Christopher Wilson
Title:	Asset Manager

By:	/S/ KEVIN SKILLITER
Name:	Kevin Skilliter
Title:	Sr. Asset Manager

- Signature Pages to Second Amendment to Credit Agreement -

JPMORGAN CHASE BANK, N.A., as a U.S. Lender

By:	/S/ RANDY ABRAMS
Name:	Randy Abrams
Title:	Authorized Officer

By:
Name:
Title:

ROYAL BANK OF CANADA, as a U.S. Lender

By:	/S/ ROBERT S. KIZELL
Name:	Robert S. Kizell
Title:	Attorney-in-fact

By:	/S/ MICHAEL PETERSEN
Name:	Michael Petersen
Title:	Attorney-in-fact

FIFTH THIRD BANK, as a U.S. Lender

By:
Name:
Title:

By:
Name:
Title:

EXPORT DEVELOPMENT OF CANADA, as a U.S. Lender

By:	/S/ CHRISTOPHER WILSON
Name:	Christopher Wilson
Title:	Asset Manager

/S/ KEVIN SKILLITER
Name:	Kevin Skilliter
Title:	Sr. Asset Manager

- Signature Pages to Second Amendment to Credit Agreement -

VITRAN CORPORATION INC., as a Canadian Borrower and as a Guarantor

By:	/S/ RICHARD E. GAETZ
Name:	Richard E. Gaetz
Title:	President & Chief Executive Officer

By:
Name:
Title:

VITRAN EXPRESS CANADA INC., as a Canadian Borrower and as a Guarantor

By:	/S/ RICHARD E. GAETZ
Name:	Richard E. Gaetz
Title:	Chief Executive Officer

By:
Name:
Title:

VITRAN CORPORATION, as a U.S. Borrower and as a Guarantor

By:	/S/ RICHARD E. GAETZ
Name:	Richard E. Gaetz
Title:	Chief Executive Officer

By:
Name:
Title:

VITRAN EXPRESS, INC., as a U.S. Borrower and as a Guarantor

By:	/S/ RICHARD E. GAETZ
Name:	Richard E. Gaetz
Title:	Chief Executive Officer

By:
Name:
Title:

- Signature Pages to Second Amendment to Credit Agreement -

LAS VEGAS/L.A. EXPRESS, INC., as U.S. Borrower and as a Guarantor

By:	/S/ RICHARD E. GAETZ
Name:	Richard E. Gaetz
Title:	Chief Executive Officer

By:
Name:
Title:

VITRAN LOGISTICS CORP., as a U.S. Borrower and as a Guarantor

By:	/S/ RICHARD E. GAETZ
Name:	Richard E. Gaetz
Title:	Chief Executive Officer

By:
Name:
Title:

VITRAN LOGISTICS, INC., as a U.S. Borrower and as a Guarantor

By:	/S/ RICHARD E. GAETZ
Name:	Richard E. Gaetz
Title:	Chief Executive Officer

By:
Name:
Title:

SHORTHAUL TRANSPORT CORPORATION, as a U.S. Borrower and as a Guarantor

By:	/S/ RICHARD E. GAETZ
Name:	Richard E. Gaetz
Title:	Chief Executive Officer

By:
Name:
Title:

- Signature Pages to Second Amendment to Credit Agreement -

MIDWEST SUPPLY CHAIN, INC., as a U.S. Borrower and as a Guarantor

By:	/S/ RICHARD E. GAETZ
Name:	Richard E. Gaetz
Title:	Chief Executive Officer

By:
Name:
Title:

CAN-AM LOGISTICS INC., as a Guarantor

By:	/S/ RICHARD E. GAETZ
Name:	Richard E. Gaetz
Title:	President

By:
Name:
Title:

VITRAN LOGISTICS LIMITED, as a Guarantor

By:	/S/ RICHARD E. GAETZ
Name:	Richard E. Gaetz
Title:	Chief Executive Officer

By:
Name:
Title:

EXPEDITEUR T.W. LTEE, as a Guarantor

By:	/S/ RICHARD E. GAETZ
Name:	Richard E. Gaetz
Title:	Chief Executive Officer

By:
Name:
Title:

- Signature Pages to Second Amendment to Credit Agreement -

1098304 ONTARIO INC., as a Guarantor

By:	/S/ RICHARD E. GAETZ
Name:	Richard E. Gaetz
Title:	President

By:
Name:
Title:

DONEY HOLDINGS INC., as a Guarantor

By:	/S/ RICHARD E. GAETZ
Name:	Richard E. Gaetz
Title:	Chief Executive Officer

By:
Name:
Title:

ROUT-WAY EXPRESS LINES LTD./LES SERVICES ROUTIERS EXPRESS ROUT LTEE, as a Guarantor

By:	/S/ RICHARD E. GAETZ
Name:	Richard E. Gaetz
Title:	Chief Executive Officer

By:
Name:
Title:

1277050 ALBERTA INC., as a Guarantor

By:	/S/ RICHARD E. GAETZ
Name:	Richard E. Gaetz
Title:	Chief Executive Officer

By:
Name:
Title:

- Signature Pages to Second Amendment to Credit Agreement -

SOUTHERN EXPRESS LINES OF ONTARIO LIMITED, as a Guarantor

By:	/S/ RICHARD E. GAETZ
Name:	Richard E. Gaetz
Title:	Chief Executive Officer

By:
Name:
Title:

VITRAN ENVIRONMENTAL SYSTEMS INC., as a Guarantor

By:	/S/ RICHARD E. GAETZ
Name:	Richard E. Gaetz
Title:	President

By:
Name:
Title:

0772703 B.C. LTD., as a Guarantor

By:	/S/ RICHARD E. GAETZ
Name:	Richard E. Gaetz
Title:	Chief Executive Officer

By:
Name:
Title:

1833660 ONTARIO INC., as a Guarantor

By:	/S/ RICHARD E. GAETZ
Name:	Richard E. Gaetz
Title:	President

By:
Name:
Title:

- Signature Pages to Second Amendment to Credit Agreement -